Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that, to the best of his knowledge, the Form 10-Q Quarterly Report of NGA HoldCo, LLC (the “Company”) for the quarterly period ended September 30, 2011 filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 21, 2011	By:	/s/ Timothy T. Janszen
Timothy T. Janszen
Operating Manager
(Principal Executive Officer)